

motorsport GAMES

Investor Presentation

August 2021

LEGAL DISCLOSURES

This presentation has been prepared by Motorsport Games Inc. ("Motorsport Games," "us," "our," "we" or the "Company"). For additional information regarding the Company, we urge you to read our reports filed with the Securities and Exchange Commission (the "SEC"), including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this presentation which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements in this presentation that are not statements of historical fact may be deemed forward-looking statements. Words such as "continue," "will," "may," "could," "should," "expect," "expected," "plans," "intend," "anticipate," "believe," "estimate," "predict," "potential," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning: (i) Motorsport Games' future business, future results of operations and/or financial condition, including without limitation, as to the Company's future growth (including its plans to accelerate its growth plan to establish a greater global presence, driving additional revenues and its future long-term growth prospects), creation of shareholder value and plans to become the market leader in virtual motorsport racing around the world; (ii) the expected future impact of new or planned products or offerings and the timing of launching such products and offerings, including, without limitation, Motorsport Games' anticipated October 28, 2021 launch date for NASCAR 21: Ignition; (iii) the expected future impact of completed and pending acquisitions; (iv) the expected future impact of implementing management strategies and the impact of other industry trends; and (v) whether Motorsport Games will be able to negotiate and enter into the definitive agreements with respect to the acquisition of Digital Tales USA, LLC, whether all conditions precedent in such definitive agreements will be satisfied and whether the closing of such acquisition will occur. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Motorsport Games and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) difficulties, delays or less than expected results in achieving the Company's growth plans, objectives and expectations, such as due to a slower than anticipated economic recovery and/or the Company's inability, in whole or in part, to continue to execute its business strategies and plans; (ii) difficulties, delays in or unanticipated events that may impact the timing and scope of new product launches; (iii) difficulties, delays in or unanticipated events that may impact the Company's ability to complete certain pending acquisitions and/or less than anticipated benefits from completed acquisitions; and/or (iv) difficulties, delays or less than expected results in implementing the Company's management strategies, such as due to higher than anticipated costs or delays and expenses added by the ongoing and prolonged COVID-19 pandemic. Factors other than those referred to above could also cause Motorsport Games' results to differ materially from expected results. Additional examples of such risks and uncertainties include, but are not limited to (i) Motorsport Games' ability (or inability) to maintain existing, and to secure additional, licenses and other agreements with the various racing series; (ii) Motorsport Games' ability to successfully manage and integrate any joint ventures, acquisitions of businesses, solutions or technologies; (iii) unanticipated operating costs, transaction costs and actual or contingent liabilities; (iv) the ability to attract and retain qualified employees and key personnel; (v) adverse effects of increased competition on Motorsport Games' business, results of operations and/or financial condition; (vi) the risk that changes in consumer behavior could adversely affect Motorsport Games' business, results of operations and/or financial condition; (vii) Motorsport Games' ability to protect its intellectual property; and (viii) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in Motorsport Games' filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2021, as well as in its subsequent filings with the SEC. Motorsport Games anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. Motorsport Games assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Motorsport Games' plans and expectations as of any subsequent date.

Market & Industry Data

This presentation includes market and industry data and forecasts that the Company has developed from independent research reports, publicly available information, various industry publications, other published industry sources or the Company's internal data and estimates. Independent research reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. Although the Company believes that the publications and reports are reliable, the Company has not independently verified the data and makes no representation or warranty with respect to the accuracy of such information. Any and all trademarks and trade names referred to in this presentation are the property of their respective owners. The Company's internal data, estimates and forecasts are based on information obtained from trade and business organizations and other contacts in the markets in which we operate and management 's understanding of industry conditions. Although the Company believes that such information is reliable, the Company has not had such information verified by any independent sources.

Non-GAAP Financial Measures

Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding. This presentation includes financial information prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), as well as certain adjusted or non-GAAP financial measures such as EBITDA and Adjusted EBITDA. EBITDA is defined as net loss plus interest (income) expense and depreciation and amortization, less income tax benefit. Adjusted EBITDA is defined as EBITDA adjusted to exclude: (i) IPO-related expenses; (ii) acquisition related expenses; (iii) gain attributable to equity method investment resulting from the acquisition of additional equity interest in the Le Mans joint venture; (iv) stock-based compensation expenses; (v) goodwill impairment loss; and (vi) charges or gains resulting from other non-recurring events, if any. We use Adjusted EBITDA to manage our business and evaluate our financial performance, as it has been adjusted for items that affect comparability between periods that we believe are not representative of our core business. Additionally, management believes that EBITDA and Adjusted EBITDA are useful to investors because they enhance investors' understanding and assessment of our performance and facilitate comparisons to prior periods and our competitors' results. These non-GAAP measures are in addition to, and not a substitute for or superior to, financial measures prepared in accordance with GAAP and should be considered in conjunct ion with, the GAAP financial measures presented herein. The non-GAAP financial measures presented may differ from similar measures used by other companies. A reconciliation of these non-GAAP financial measures to the nearest GAAP measures is included in the appendix to this presentation.

Introduction to Motorsport Games (NASDAQ:MSGM)

Motorsport Games develops and publishes racing games and immersive esports experiences of the world's most iconic races and brands

Formation

2018, within Motorsport Network, the world's largest digital media company dedicated to motorsports

Started trading on NASDAQ under MSGM on January 13th, 2021

Our Operations

149 employees including 100+ developers*

6 offices globally (Miami and Orlando (USA), Silverstone (UK), Moscow (Russia), Amsterdam (Netherlands) and Melbourne (Australia)

Revenue Streams

Sell and monetize video games, as well as video game content for consoles, PC and mobile devices

Organize and monetize esports events

2021 Momentum

Signed long-term INDYCAR video game and esports licenses

Acquired remaining shares of 704Games and obtained controlling interest in Le Mans JV

Announced NASCAR 21: Ignition official launch date of Oct. 28th, 2021

Signed 10-year licenses with ACO (Le Mans franchise)

Acquired rFactor 2 technology (Studio 397) and expanded our portfolio of racing IP (KartKraft)

*Headcount reports as of 6/30/2021

Company Highlights

- At the center of large, fast-growing motorsport, gaming and esports categories
- Exclusive strategic, long-term partnerships with iconic racing brands
- Strong pipeline of new franchises, products and revenue streams
- Pole position in virtual racing esports
- Building out additional infrastructure to grow the business

Experienced, Visionary Leadership

motorsport GAMES

Management Team



Dmitry Kozko – CEO, Executive Chairman
Tech entrepreneur, 15+ years of experience leading private and public companies.



Jonathan New – CFO
20+ years of experience as CFO for publicly-traded tech companies.



Stephen Hood – President
20+ years of executive game production and creative design experience, including the Codemasters' F1 BAFTA-winning series.

Advisory Board



John Schappert
Industry veteran with over 26 years of executive experience at Electronic Arts, Microsoft and Zynga.



Fernando Alonso
Two-time F1 Champion & Le Mans winner.



Mike Vorhaus
Industry veteran with over 24 years of Game executive advisory experience.

Independent Directors



Neil T. Anderson
Retired; previously 30+ years' experience as a partner at Sullivan & Cromwell practicing corporate and M&A law.



Francesco Piovanetti
Professional and institutional investor with 25+ years of experience. Also worked at Deutsche Bank and Deloitte.



Rob Dyrdek
Former pro skateboarder with over 25 years of entrepreneur and media experience.

Our Exclusive Relationships with Iconic Racing Franchises

NASCAR

- World's #1 Stock Car Auto Racing tour, largest racing series in USA
- Licensed until 2030 for games



24h LE MANS

- Crown jewel of endurance racing, 100-year anniversary in 2023
- JV + Licensed until 2031, exclusive partner for games and esports



BTCC

- UK's Leading Touring car racing series, third longest consecutive race series after F1 and NASCAR
- Licensed until 2027 for both games and esports



NTT INDYCAR SERIES

- US's Premier Open Wheel racing series, second largest racing series in USA after NASCAR
- Entered into long-term gaming and esports license partnership with INDYCAR



NASCAR license expires on December 31, 2029, 24 Hour Le Mans / ACO / WEC license expires on January 25, 2031, BTCC license expires on December 31, 2026

The Motorsport Games Platform

motorsport GAMES

Proprietary MSGM Game Platform

- Global development team of 100+ people
- Best of breed, scalable game components

UNREAL ENGINE

Click to add text

Iconic Franchises

NASCAR · 24h LE MANS · NTT INDYCAR SERIES · BTCC

Premium Game & Esports Experiences

- Exciting racing experiences for all
- Enthusiast, mobile, casual
- Esports, content, streaming
- To be available on Mobile, PC, Xbox, PlayStation, Switch, Steam and more



IGNITION
HARD. EDITION
2022
LE MANS

motorsportgames

The Racing Games Landscape



Driver Training Equipment
Racing
Casual & Arcade
Audience
iRacing
motorsport GAMES
FORZA
GRAN TURISMO
NASCAR 21
IGNITION
NEED FOR SPEED

motorsport GAMES

Our NASCAR Franchise

Poised to take our NASCAR franchise to the next level

NASCAR 21: Ignition

- First installment of new series of games
- Takes successful HEAT franchise to next level of game experience
- Powerful new game engine, AAA graphics, all new physics & AI
- Target launch is October 28th, 2021 on PlayStation, Xbox and PC


NASCAR 21
IGNITION

motorsport GAMES

Game Product Roadmap (licensed IP)

Focused on delivering a slate of world-class racing games in the coming years

2021	2022	2023
NASCAR 21 IGNITION Console & PC + Switch + Two Mobile games	NASCAR 22 Team Mobile	NASCAR 23 Team (Console + Mobile)
	HARD. EDITION 2022 Console + Switch	BTCC 23 BTCC Mobile
	Le Mans Early Access (PC)	LE MANS Console
		NTT INDYCAR SERIES Console & PC

Continue to Pursue New Iconic Franchises

Franchises In Market	1	3	4

Game Product Roadmap (owned IP)

Advancing our own IP

2021	2022	2023
KartKraft Full access (PC)	KartKraft 22 + PC and Console	KartKraft 23 + Season updates
rFactor 2 + Quarterly features and content	rFactor 2 + Quarterly features and content	rFactor 2 + Quarterly features and content

Continue to Pursue New Unique IP

Owned IP In Market	2	2	2

Advancing our goals via M&A

We look at how we can accelerate our product driven growth with technology or teams that expedite our go to market strategy and elevate the quality standard of our entertainment so that our games are world class.

704 GAMES

Completed acquisition of remaining shares on April 16, 2021

Simplifies financial reporting, fully aligns interests, accretive

STUDIO 397

Industry leading racing simulation platform, rFactor2

Fully integrated into MSG Game Engine for core IP including NASCAR, the British Touring Car Championship and the 24 Hours of Le Mans

Closed April 20, 2021

KARTKRAFT

Highly acclaimed KartKraft PC karting racing simulator

Establishes a new studio, Motorsport Games Australia, to lead development of MSG KartKraft and strategy

Closed March 18, 2021

DIGITALTALES

Official mobile games developer for the Superbike World Championship

Anticipated acquistion would add to mobile portfolio while also introducing two-wheel racing IP

Binding term sheet executed March 22, 2021

Financial Highlights

- LTM'21 revenue of $16.6M compared to $16.0M in the prior year period
- Q2'21 revenues consist primarily of residual sales of NASCAR Heat, NASCAR Mobile
- Net loss for Q2'21 was $6.0 million compared to $0.03 million in the prior year period. Net loss for LTM'21 was $20.3 million compared to $1.1 million in the prior year period
- Q2'21 Adjusted EBITDA reflects increased expenses for development of broader portfolio and public company costs

Revenue


$16.0M
$16.6M
$3.9M
$2.2M
2020
**LTM
2021
**LTM
2020
Q2
2021
Q2

*Adjusted EBITDA


$0.8M
($6.0M)
$0.4M
($3.7M)
2020
**LTM
2021
**LTM
2020
Q2
2021
Q2

*Adjusted EBITDA is a non-GAAP measure, please refer to reconciliation to GAAP in the appendices.

**LTM numbers based on last 12 months through end of June 30, 2021 or 2020, as applicable.

Conclusion

- Massive opportunity in large and growing motorsport, gaming and esports segments
- Differentiated platform in racing games and esports
- Exclusive strategic relationships with iconic brands
- Clear strategy for growth with continued strategic & licensing relationships
- Experienced leadership and growing team to execute our plan


Thank you!
motorsport
GAMES

APPENDIX

Adjusted EBITDA Reconciliation Table

	Quarter Ended June 30, 2021	Quarter Ended June 30, 2020	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020	LTM Ended June 30, 2021	LTM Ended June 30, 2020
GAAP Net Loss	$ (5,960,943)	$ (31,534)	$ (20,046,367)	$ (232,042)	$ (20,264,354)	$ (1,076,181)
GAAP Interest expense (income)	31,899	218,500	151,438	217,360	421,751	204,371
GAAP depreciation and amortization	522,709	169,318	659,310	303,332	1,080,559	617,116
EBITDA	$ (5,406,335)	$ 356,284	$ (19,235,619)	$ 288,650	$ (18,762,044)	$ (254,694)
Acquisition related expenses	1,600,087	-	1,930,566	-	1,930,566	-
Goodwill impairment loss	-	-	-	-	-	575,015
(Gain)/loss attributable to equity method investment	-	-	(1,370,837)	-	(1,329,279)	448,311
Stock-based compensaction expenses	116,274	-	9,193,190	-	9,189,190	-
IPO Related Expenses	-	-	2,947,192	-	2,947,192	-
Adjusted EBITDA	$ (3,689,974)	$ 356,284	$ (6,535,509)	$ 288,650	$ (6,024,376)	$ 768,633

motorsportgames